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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 21, 2002
Date of Report (Date of earliest event reported)

THE TITAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6035	95-2588754
(Commission File No.)	(IRS Employer Identification No.)

3033 Science Park Road
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 552-9500

Item 2. Acquisition or Disposition of Assets.

        As previously reported on Form 8-K filed with the Securities and Exchange Commission on March 25, 2002, on March 21, 2002, The Titan Corporation, a Delaware corporation ("Titan"), announced that its acquisitions by merger of GlobalNet, Inc. and Jaycor, Inc. had closed. As a result of the mergers, GlobalNet and Jaycor became wholly owned subsidiaries of Titan. This Form 8-K/A is being filed for the purpose of providing the required pro forma financial information.

Item 7. Financial Statements and Exhibits.

  (b)
  Pro forma financial information.

        The required unaudited pro forma condensed combined financial statements giving effect to the GlobalNet and Jaycor acquisitions as of December 31, 2001 and for the year then ended are incorporated herein by reference to pages 94 through 100 of Titan's prospectus/proxy statement part of the Registration Statement on Form S-4 (Registration No. 333-84886) filed by Titan with the Securities and Exchange Commission on March 26, 2002 and included as Exhibit 99.5 hereto.

Exhibits.

99.5	Prospectus/proxy statement of The Titan Corporation (incorporated by reference to Titan's Registration Statement on Form S-4 (Registration No. 333-84886) filed by Titan with the Securities and Exchange Commission on March 26, 2002).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE TITAN CORPORATION
Dated: April 4, 2002	By:	/s/ MARK W. SOPP
	Name:	Mark W. Sopp
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

99.5	Prospectus/proxy statement of The Titan Corporation (incorporated by reference to Titan's Registration Statement on Form S-4 (Registration No. 333-84886) filed by Titan with the Securities and Exchange Commission on March 26, 2002).

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SIGNATURE
INDEX TO EXHIBITS